UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 7, 2007

                                 MATHSTAR, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                 000-51560                    41-1881957
(State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)           File Number)             Identification No.)

19075 NW Tanasbourne Drive, Suite 200, Hillsboro, OR                97124
      (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (503) 726-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

(a) On November 7, 2007, MathStar, Inc. issued a press release announcing its third quarter 2007 financial results and the date and time of its earnings conference call. A copy of the press release is attached as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following exhibit is being furnished as part of this report:

EXHIBIT NO.       DESCRIPTION
-----------       --------------------------------------------------------------

99.1              Press Release of MathStar, Inc. dated November 7, 2007.

================================================================================

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MathStar, Inc.


Date: November 7, 2007                  By:  /s/ James W. Cruckshank
                                           ----------------------------------
                                           James W. Cruckshank
                                           Vice President of Administration
                                           and Chief Financial Officer
                                           (Principal Financial Officer and
                                           Principal Accounting Officer)

                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION
-----------       --------------------------------------------------------------

99.1              Press Release of MathStar, Inc. dated November 7, 2007.